                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    Form 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:   January 30, 2001

Date of Earliest
  Event Reported: January 30, 2001


                                    MBIA Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Connecticut             1-9583                    06-1185706
        --------------    ------------------------         ------------
        (State of         (Commission File Number)        (IRS Employer
         Incorporation)                                    Identification No.)


   113 King Street, Armonk, New York                         10504
--------------------------------------------------         ----------
(Address of principal executive offices)                   (Zip Code)


                                 (914) 273-4545
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

ITEMS 1-4.  Not applicable.

ITEM 5.     OTHER EVENTS

As previously reported by MBIA Inc. ("MBIA"), its subsidiary, MBIA Insurance Corporation ("MBIA Corp.") has issued financial guarantee insurance policies ("Guarantees") of first mortgage bonds and senior unsecured bonds (the "Bonds") issued by Southern California Edison Company ("So Cal Ed") and PG&E Corporation ("PG&E"). Under its Guarantees of the Bonds, MBIA Corp. has direct net par exposure of approximately $414 million to So Cal Ed and approximately $590 million to PG&E, of which approximately 60 percent are Guarantees of first mortgage bonds with the remainder being Guarantees of senior unsecured bonds.

Total guaranteed debt service payments for the two utilities are approximately $60 million in 2001 and $80 million in 2002. Attached hereto as Exhibit I is a schedule listing the Bonds guaranteed by MBIA for each of So Cal Ed and PG&E by maturity date (with CUSIP numbers), and attached hereto as Exhibit II is a schedule of the aggregate net debt service of the Bonds. Exhibits I and II have been posted on MBIA's web site at www.MBIA.com.

As previously announced, to date MBIA Corp. has made payments of $660,000 for missed debt interest by So Cal Ed. MBIA currently expects no permanent losses and expects total recovery of the debt service payments that were made. In the event that either So Cal Ed or PG&E files for bankruptcy, however, there can be no assurance that MBIA Corp. will recover all of the payments it may make under its Guarantees of the Bonds.


ITEM 6.     Not applicable.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
            --------------------------------
            (c)  Exhibits
                 I List of So Cal Ed and PG&E Guaranteed Bonds by Maturity Date as of 12/31/00
                 II Net Debt Service Schedule of So Cal Ed and PG&E Guaranteed Bonds

ITEM 8.     Not applicable.
                                                                     Page 2 of 4

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MBIA Inc.
                                         ------------------------------
                                              (Registrant)


Date:  January 30, 2001                  By  /s/ Ram D. Wertheim
       ----------------                  -------------------------------
                                         Name: Ram D. Wertheim
                                         Title: General Counsel

                                  EXHIBIT INDEX
                                  -------------

    Exhibit No.                         Description
    -----------                         -----------
        I List of So Cal Ed and PG&E Guaranteed Bonds by Maturity Date as of 12/31/00
        II  Net Debt Service Schedule of So Cal Ed and PG&E Guaranteed Bonds